UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                November 7, 2005

                         MAGELLAN HEALTH SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                      1-6639                  58-1076937
(State or Other Jurisdiction       (Commission File           (IRS Employer
     of Incorporation)                 Number)             Identification No.)

              55 NOD ROAD
            AVON, CONNECTICUT                                   06001
 (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (860) 507-1900

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01 -  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
             OR STANDARD; TRANSFER OF LISTING.

           As previously disclosed on November 3, 2005, Mr. Robert Haft resigned from the Company's Board of Directors on October 28, 2005. Mr. Haft was one of three members of the Audit Committee of the Board of Directors. On November 3, 2005, the Company, in accordance with Nasdaq rules, gave the Nasdaq Stock Market notice that the vacancy caused by Mr. Haft's resignation left the Audit Committee with two members, which does not satisfy the requirement of Nasdaq Marketplace Rule 4350(d)(2) that a listed company have a three member audit committee, and that the Company would rely on the temporary cure provision of Rule 4350(d)(4)(B) until the vacancy was filled. On November 7, 2005, the Company received notice from Nasdaq noting that the Company did not comply with the requirement to have at least three audit committee members and confirming that the Company could rely on the cure provision of Rule 4350(d)(4)(B) in having only two members of its audit committee for the period provided by such rule, which is the earlier of the Company's next annual meeting of stockholders or one year. The Company anticipates filling the vacancy on the Audit Committee so as to again have a three-member committee in the near future. In accordance with Nasdaq requirements, the Company on November 11 issued a press release concerning this matter, a copy of which is attached.

ITEM 9.01.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of business acquired:   Not applicable.

(b)  Pro forma financial information:             Not applicable.

(c)  Exhibits:

99.1     Press Release dated November 11, 2005



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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MAGELLAN HEALTH SERVICES, INC.

                                        By: /s/ Mark S. Demilio
                                            ------------------------------------
                                            Name:   Mark S. Demilio
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer

 Dated: November 14, 2005












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